Q1 2014 SUPPLEMENTAL INFORMATIONQ1 2014 SUPPLEMENTAL INFORMATION EXHIBIT 99.1 Cole Corporate Income Trust, Inc. (CCIT)

Q1 2014 SUPPLEMENTAL INFORMATION Overview Page 3 Financial Information Page Financial Summary 4 Balance Sheets 5 Statement of Operations 6 FFO, MFFO, AFFO, and Per Share Information 7 EBITDA and Ratio Analysis 8 Net Operating Income by Property Type 9 Debt Summary 10 Portfolio Metrics Page(s) Portfolio Composition by Tenant 11-12 Portfolio Composition by State 13 Portfolio Composition by Tenant Industry 14 Lease Expiration Schedule 15 Portfolio Composition 16-17 Top Tenant Descriptions 18-19 Definitions 20-21 CCIT Supplemental Information March 31, 2014 Table of Contents This data and other information described herein are as of and for the three-month period ended March 31, 2014, and subsequent events assessed through May 14, 2014, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management’s discussion and analysis of financial condition and results of operations section contained in CCIT’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the three months ended March 31, 2014. Forward-Looking Statements Certain statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CCIT intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCIT’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCIT’s performance in future periods. Such forward-looking statements can generally be identified by CCIT’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CCIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in CCIT’s filings with the Securities and Exchange Commission including, but not limited to, CCIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as CCIT’s press releases.

Q1 2014 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 3 Overview: Cole Corporate Income Trust, Inc. 1. See the Definitions section beginning on page 20 for a description of the Company’s non-GAAP measures and pages 7 and 8 for GAAP reconciliations. Cole Corporate Income Trust, Inc. (the “Company”) is a Maryland corporation that was formed on April 6, 2010, which has elected to be taxed, and currently qualifies, as a real estate investment trust (“REIT”) for federal income tax purposes. The Company owns and operates a diversified portfolio of commercial real estate investments primarily consisting of single-tenant, income-producing necessity corporate office and industrial properties, which are net-leased to creditworthy tenants and strategically located throughout the United States. As of March 31, 2014, the Company owned 82 properties comprising approximately 16.0 million rentable square feet of commercial space located in 29 states, which were 100% leased. HIGHLIGHTS Financial Performance1 — The Company generated revenue of $53.5 million, EBITDA of $38.7 million, net income of $9.9 million and Modified Funds from Operations (MFFO) of $32.1 million during the quarter, which represented increases of 36.7%, 44.5%, 158.4% and 48.5% over the fourth quarter of 2013, respectively, primarily due to the increase in the number of properties owned in the quarter. Real Estate Investments — The Company made $97.2 million of real estate investments during the quarter, acquiring $86.2 million of office properties and $11.0 million of industrial properties, based on purchase price, with a weighted average remaining lease term of 10.2 years. As of March 31, 2014, the Company owned $2.4 billion of real estate assets consisting of $1.8 billion of office properties and $598 million of industrial properties, based on purchase price, with a weighted average remaining lease term of 11.8 years. Leverage Profile — The Company’s net leverage ratio was 31.9% as of March 31, 2014 with over $1.9 billion, or 76%, of its assets unencumbered. The Company had $401 million of available borrowings on its Credit Facility at March 31, 2014. Engagement of Financial Advisor —Wells Fargo Securities, LLC has been engaged to assist the Company in its review of potential strategic options following the closing of its initial public offering. Recent Activity — Subsequent to March 31, 2014, the Company acquired one property for a purchase price of $18.0 million, and closed on a $100.0 million increase of its Credit Facility to $1.0 billion.

Q1 2014 SUPPLEMENTAL INFORMATION

Financial Summary

(dollars in thousands, except per share data)

FINANCIAL RESULTS	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Revenue	$ 53,478	$ 39,118	$ 25,589	$ 14,880	$ 7,472
NOI[1]	$ 44,919	$ 32,162	$ 21,148	$ 12,576	$ 6,216
EBITDA[1]	$ 38,656	$ 26,749	$ 17,039	$ 10,202	$ 4,878
Annual distributions paid per common share	$ 0.16	$ 0.16	$ 0.16	$ 0.16	$ 0.16
Funds from operations (FFO)[1]	$ 29,722	$ (2,743)	$ 2,169	$ (7,034)	$ (627)
FFO per diluted share	$ 0.15	$ (0.01)	$ 0.02	$ (0.16)	$ (0.03)
Modified funds from operations (MFFO)[1]	$ 32,132	$ 21,640	$ 13,923	$ 7,147	$ 3,129
MFFO per diluted share	$ 0.17	$ 0.11	$ 0.13	$ 0.16	$ 0.14
Adjusted funds from operations (AFFO)[1]	$ 26,623	$ 17,140	$ 10,637	$ 5,404	$ 2,570
AFFO per diluted share	$ 0.14	$ 0.09	$ 0.10	$ 0.13	$ 0.12
PORTFOLIO STATISTICS					
Equity raised by quarter	$ 18,643	$ 261,192	$ 1,070,705	$ 301,912	$ 126,802
Leverage ratio, net of cash	31.9%	29.3%	0.0%	44.9%	34.1%
Adjusted fixed charge coverage ratio	5.9 x	5.2 x	5.5 x	3.3 x	2.8 x
Weighted average remaining lease term	11.8	12.2	11.5	11.4	10.7
Portfolio credit rating	BBB+	BBB+	BBB+	A-	A-
PROPERTY INVESTMENTS					
Office by quarter	$ 86,192	$ 808,067	$ 218,702	$ 525,675	$ 83,122
Industrial by quarter	10,992	147,718	265,101	15,332	2,150
Total base purchase price	$ 97,184	$ 955,785	$ 483,803	$ 541,007	$ 85,272

Revenue by Property Type


Industrial
24%
Office
76%

Investments at Cost


Industrial
25%
Office
75%

1. *See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures and pages 7, 8 and 21 for GAAP reconciliations.*

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 4

American Realty Capital Properties | COLE CAPITAL

Q1 2014 SUPPLEMENTAL INFORMATION

Balance Sheets

(dollars in thousands)

ASSETS	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Investment in real estate assets:					
Land	$ 278,000	$ 266,088	$ 183,411	$ 123,267	$ 38,203
Building and improvements	1,916,655	1,840,941	1,079,395	713,996	301,721
Intangible lease assets	285,823	275,420	163,420	96,996	49,265
Total real estate investments, at cost	2,480,478	2,382,449	1,426,226	934,259	389,189
Less: accumulated depreciation and amortization	(56,069)	(36,224)	(21,917)	(11,905)	(5,902)
Total investments in real estate, net	2,424,409	2,346,225	1,404,309	922,354	383,287
Cash and cash equivalents	17,985	64,073	258,401	19,721	18,037
Restricted cash	3,898	4,853	18,015	9,401	1,407
Rents and tenant receivables	21,110	14,388	8,212	3,724	1,538
Derivative assets, prepaid expenses, property escrow deposits, and other assets	6,623	4,654	3,846	3,726	3,879
Deferred financing costs, net	10,814	11,484	5,293	4,587	4,168
Total assets	$ 2,484,839	$ 2,445,677	$ 1,698,076	$ 963,513	$ 412,316
LIABILITIES AND STOCKHOLDERS' EQUITY					
Credit facility and notes payable	$ 796,616	$ 752,616	$ 196,760	$ 431,400	$ 146,400
Accounts payable and accrued expenses	12,096	12,921	9,429	4,866	3,026
Escrowed investor proceeds	-	-	15,705	6,625	1,098
Due to affiliates	429	2,321	6,491	590	1,264
Acquired below market lease intangibles, net	33,775	34,435	27,337	17,039	11,879
Distributions payable	10,755	10,650	7,654	2,913	1,497
Deferred rental income and other liabilities	12,966	10,877	5,767	3,911	1,266
Total liabilities	866,637	823,820	269,143	467,344	166,430
Redeemable common stock and noncontrolling interest	51,005	33,272	13,838	6,632	3,452
Common stock	1,948	1,929	1,668	597	295
Capital in excess of par value	1,696,344	1,696,395	1,477,968	527,467	260,503
Accumulated distributions in excess of earnings	(133,236)	(111,977)	(63,982)	(38,527)	(18,364)
Accumulated other comprehensive income (loss)	2,141	2,238	(559)	-	-
Total stockholders' equity	1,567,197	1,588,585	1,415,095	489,537	242,434
Total liabilities and stockholders' equity	$ 2,484,839	$ 2,445,677	$ 1,698,076	$ 963,513	$ 412,316

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 5

Q1 2014
SUPPLEMENTAL
INFORMATION

Statement of Operations

(dollars in thousands, except per share data)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
REVENUES					
Rental and other property income	$ 45,737	$ 33,067	$ 21,992	$ 13,299	$ 6,672
Tenant reimbursement income	7,741	6,051	3,597	1,581	800
Total revenue	53,478	39,118	25,589	14,880	7,472
EXPENSES					
General and administrative expenses	1,539	2,332	1,746	1,002	663
Property operating expenses	8,559	6,956	4,441	2,304	1,256
Advisory fees and expenses	4,713	3,604	2,387	1,378	680
Acquisition related expenses	2,410	24,383	11,754	14,181	3,756
Depreciation	14,053	10,048	7,028	4,194	1,846
Amortization	5,803	4,098	2,854	1,754	831
Total operating expenses	37,077	51,421	30,210	24,813	9,032
OPERATING INCOME (LOSS)	16,401	(12,303)	(4,621)	(9,933)	(1,560)
Other income (expense):					
Interest and other income	47	506	21	8	5
Interest expense	(6,524)	(5,109)	(3,113)	(3,057)	(1,749)
Total other expense:	(6,477)	(4,603)	(3,092)	(3,049)	(1,744)
Net income (loss)	9,924	(16,906)	(7,713)	(12,982)	(3,304)
Net income (loss) allocated to non-controlling interest	58	(17)	-	-	-
Net income (loss) attributable to the Company	$ 9,866	$ (16,889)	$ (7,713)	$ (12,982)	$ (3,304)
Weighted average number of common shares outstanding:					
Basic and diluted	194,185,622	189,782,209	107,828,254	44,165,573	22,357,817
Net income (loss) per common share:					
Basic and diluted	$ 0.05	$ (0.19)	$ (0.08)	$ (0.14)	$ (0.04)

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 6

American Realty Capital Properties · COLE · CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

FFO, MFFO, AFFO, and Per Share Information

(dollars in thousands, except share and per share data)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
FUNDS FROM OPERATIONS					
Net income (loss) attributable to the Company	$ 9,866	$ (16,889)	$ (7,713)	$ (12,982)	$ (3,304)
Depreciation and amortization	19,856	14,146	9,882	5,948	2,677
Funds from operations (FFO)[1]:	29,722	(2,743)	2,169	(7,034)	(627)
Acquisition related expenses	2,410	24,383	11,754	14,181	3,756
Modified funds from operations (MFFO)[1]:	32,132	21,640	13,923	7,147	3,129
Above market lease amortization	(12)	161	132	55	42
Below market lease amortization	(660)	(739)	(478)	(311)	(138)
Straight-line rent	(5,511)	(4,594)	(3,384)	(1,862)	(665)
Deferred financing costs	674	672	444	375	202
Adjusted funds from operations (AFFO)[1]:	$ 26,623	$ 17,140	$ 10,637	$ 5,404	$ 2,570
Weighted average number of common shares outstanding:	194,185,622	189,782,209	107,828,254	44,165,573	22,357,816
Distributions declared	$ 31,125	$ 31,106	$ 17,745	$ 7,179	$ 3,595
Distributions paid	$ 31,020	$ 28,110	$ 13,004	$ 5,763	$ 2,962

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
PER SHARE INFORMATION					
FFO per basic and diluted share	$ 0.15	$ (0.01)	$ 0.02	$ (0.16)	$ (0.03)
MFFO per basic and diluted share	$ 0.17	$ 0.11	$ 0.13	$ 0.16	$ 0.14
AFFO per basic and diluted share	$ 0.14	$ 0.09	$ 0.10	$ 0.13	$ 0.12

1. See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 7

American Realty Capital Properties | COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

EBITDA and Ratio Analysis

(dollars in thousands)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
EBITDA[1]					
Net income (loss) attributable to the Company	$ 9,866	$ (16,889)	$ (7,710)	$ (12,984)	$ (3,304)
Acquisition related expenses	2,410	24,383	11,754	14,181	3,756
Depreciation and amortization	19,856	14,146	9,882	5,948	2,677
Interest expense	6,524	5,109	3,113	3,057	1,749
EBITDA	$ 38,656	$ 26,749	$ 17,039	$ 10,202	$ 4,878
INTEREST COVERAGE RATIO					
Interest expense	$ 6,524	$ 5,109	$ 3,113	$ 3,057	$ 1,749
EBITDA	38,656	26,749	17,039	10,202	4,878
Interest coverage ratio	5.9 x	5.2 x	5.5 x	3.3 x	2.8 x
FIXED CHARGE COVERAGE RATIO					
Total interest	$ 6,524	$ 5,109	$ 3,113	$ 3,057	$ 1,749
Secured debt principal amortization	-	-	-	-	-
Total fixed charges	6,524	5,109	3,113	3,057	1,749
EBITDA	38,656	26,749	17,039	10,202	4,878
Fixed charge coverage ratio	5.9 x	5.2 x	5.5 x	3.3 x	2.8 x
NET DEBT TO EBITDA RATIO					
Total debt	$ 796,616	$ 752,616	$ 196,760	$ 431,400	$ 146,400
Less: cash and cash equivalents	(17,985)	(64,073)	(258,401)	(19,721)	(18,037)
Net debt	778,631	688,543	(61,641)	411,679	128,363
EBITDA annualized	154,624	106,996	68,156	40,808	19,512
Net debt to EBITDA ratio	5.0 x	6.4 x	0.0 X	10.1 x	6.6 x
NET TOTAL CONSOLIDATED LEVERAGE RATIO					
Net debt	$ 778,631	$ 688,543	$ (61,641)	$ 411,679	$ 128,363
Real estate assets, gross	2,444,100	2,346,071	1,397,684	916,491	376,892
Net debt leverage ratio	31.9%	29.3%	0.0%	44.9%	34.1%
GROSS TOTAL CONSOLIDATED LEVERAGE RATIO					
Total debt	$ 796,616	$ 752,616	$ 196,760	$ 431,400	$ 146,400
Real estate assets, gross	2,444,100	2,346,071	1,397,684	916,491	376,892
Total debt leverage ratio	32.6%	32.1%	14.1%	47.1%	38.8%
UNENCUMBERED ASSETS/TOTAL ASSETS					
Unencumbered real estate assets, gross	$ 1,887,036	$ 1,790,715	$ 1,019,884	$ 634,993	$ 335,388
Real estate assets, gross	2,444,100	2,346,071	1,397,684	916,491	376,892
Unencumbered assets/total assets	77.2%	76.3%	73.0%	69.3%	89.0%

1. See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 8

Q1 2014
SUPPLEMENTAL
INFORMATION

Net Operating Income by Property Type

(dollars in thousands)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
REVENUES					
Office	$ 41,910	$ 30,219	$ 19,504	$ 11,782	$ 4,551
Industrial	11,568	8,899	6,085	3,098	2,921
Total revenue	$ 53,478	$ 39,118	$ 25,589	$ 14,880	$ 7,472
PROPERTY OPERATING EXPENSES					
Office	$ 7,590	$ 6,317	$ 4,364	$ 2,228	$ 1,163
Industrial	969	639	77	76	93
Total property operating expenses	$ 8,559	$ 6,956	$ 4,441	$ 2,304	$ 1,256
NET OPERATING INCOME[1]					
Office	$ 34,320	$ 23,902	$ 15,140	$ 9,554	$ 3,388
Industrial	10,599	8,260	6,008	3,022	2,828
Total net operating income	$ 44,919	$ 32,162	$ 21,148	$ 12,576	$ 6,216

1. See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures and page 21 for GAAP reconciliation.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 9

Q1 2014 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 10 Debt Summary (dollars in thousands) Debt Detail (dollars in thousands) Debt Maturity Schedule (dollars in thousands) $30 $183 $58,460 $199,275 $300,516 $238,743 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2014 2015 2016 2017 2018 Thereafter Weighted Weighted Minimum Maximum Average Average Years Interest Rate Interest Rate Interest Rate to Maturity Balance Fixed rate debt 3.55% 4.85% 3.88% 7.5 257,510$ Variable rate debt 1m LIBOR + 1.40% 1m LIBOR + 1.40% 1.59% 2.7 40,233 Unsecured credit facility - term loan 3.03% 3.03% 3.03% 4.6 300,000 Unsecured credit facility - revolving line of credit 1m LIBOR + 1.60% 1m LIBOR + 2.40% 1.76% 3.6 199,000 Total 796,743$ Property Contractual Years to Debt Purchase Price Maturity Date Maturity Interest Rate Balance VARIABLE RATE DEBT Primerica GA - Duluth 73,150$ 12/19/2016 2.7 1.6% 40,233$ FIXED RATE DEBT - Dr.Pepper/Snapple IL - Harvey 3,896 6/1/2019 5.1 4.5% 2,000 Safelite AutoGlass OH - Columbus 4,700 6/1/2019 5.1 4.5% 2,400 Hillshire Brands-HQ IL - Chicago 97,500 6/1/2023 9.2 3.7% 50,000 Amazon VA - Chesterfield 81,250 11/1/2020 6.6 4.0% 48,750 F5 Networks WA - Seattle 142,192 5/1/2023 9.1 3.6% 71,000 Toro DC IA - Ankeny 22,470 7/19/2020 6.3 3.9% 12,360 Mini-Med Medtronic TX - San Antonio 32,909 7/1/2016 2.3 4.7% 18,000 Allergan/SkinMedica CA - Carlsbad 23,263 10/1/2022 8.0 4.9% 12,000 PNC Bank PA - Philadelphia 74,024 8/3/2020 6.3 4.2% 41,000 CREDIT FACILITY - UNSECURED Unsecured credit facility - term loan 1,380,853 10/25/2018 4.6 3.0% 300,000 Unsecured credit facility - revolving line of credit - 10/25/2017 3.6 1.8% 199,000 Total 1,936,208$ 5.2 Years 2.9% 796,743$

American Realty Capital Properties · COLE CAPITAL™

Q1 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant

(dollars in thousands)

Tenant		Purchase Price	% of Total Purchase Price		Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases	Credit Rating[1]
Amazon	$	213,553	8.7%	$	14,272	7.8%	3,048,672	19%	3	S&P: AA-
Tesoro		194,318	7.9%		13,717	7.5%	618,017	4%	1	S&P: BB+
F5		142,500	5.8%		9,814	5.4%	299,643	2%	2	Not Rated
Noble Energy		114,750	4.7%		7,871	4.3%	497,477	3%	1	S&P: BBB
FedEx		94,849	3.9%		6,872	3.8%	794,674	5%	14	S&P: BBB
Hillshire Brand Company		97,500	4.0%		6,221	3.4%	233,869	1%	1	S&P: BBB
Allstate Insurance		85,143	3.5%		5,949	3.3%	458,338	3%	1	S&P: A-
Church & Dwight Co.		86,500	3.5%		5,752	3.2%	250,086	2%	1	S&P: BBB+
PNC Bank		74,650	3.0%		5,555	3.1%	441,000	3%	1	S&P: A
Restoration Hardware		74,100	3.0%		5,285	2.9%	1,194,744	7%	1	Not Rated
Top 10 Tenants Sub-Total	$	1,177,863	47.9%	$	81,308	44.7%	7,836,520	49%	26	
Sanofi US	$	72,315	2.9%	$	5,119	2.8%	205,439	1%	1	S&P: AA
Primerica		73,150	3.0%		5,035	2.8%	344,476	2%	1	S&P: A-
ServiceNow		63,278	2.6%		4,626	2.5%	148,866	1%	2	Not Rated
Compass Group USA		33,652	1.4%		4,131	2.3%	226,657	1%	2	Not Rated
American Tire Distributors		46,574	1.9%		4,058	2.2%	694,027	4%	5	S&P: B
BJ's Wholesale Club		48,673	2.0%		3,922	2.2%	633,836	4%	1	S&P: B-
Evonik		32,352	1.3%		3,903	2.1%	150,500	1%	1	Not Rated
CSG International		45,300	1.8%		3,900	2.1%	202,566	1%	1	S&P: BB
Men's Warehouse		51,250	2.1%		3,638	2.0%	206,362	1%	1	Not Rated
Advance Bionics		44,000	1.8%		3,477	1.9%	146,385	1%	1	Not Rated
Magellan Health		45,800	1.9%		3,454	1.9%	232,521	1%	1	S&P: BBB-
Dupont Pioneer		44,685	1.8%		3,222	1.8%	198,554	1%	1	S&P: A
Red Hat		44,700	1.8%		3,180	1.7%	175,000	1%	1	S&P: BBB
MiniMed		32,850	1.3%		2,755	1.5%	145,025	1%	1	S&P: AA-
United Launch Alliance		32,550	1.3%		2,486	1.4%	167,917	1%	1	Not Rated
Acxiom Corp.		36,125	1.5%		2,464	1.4%	62,721	0%	1	S&P: BB
Lattice Semiconductor		33,000	1.3%		2,446	1.3%	98,874	1%	1	Not Rated
Duke University Health System		32,700	1.3%		2,418	1.3%	126,225	1%	1	S&P: AA
Secret Service		29,700	1.2%		2,164	1.2%	78,634	0%	1	S&P: AA+
TGS-NOPEC		29,937	1.2%		2,148	1.2%	97,295	1%	1	Not Rated
McKesson Corp.		27,700	1.1%		1,866	1.0%	450,163	3%	1	S&P: BBB+
Elizabeth Arden		23,500	1.0%		1,840	1.0%	399,182	2%	1	S&P: BB-
Skinmedica		23,500	1.0%		1,767	1.0%	81,712	1%	1	S&P: A+
DeVry University		23,030	0.9%		1,719	0.9%	122,646	1%	1	Not Rated
Harvard Vanguard		24,366	1.0%		1,710	0.9%	49,250	0%	1	Not Rated
Toro		22,470	0.9%		1,593	0.9%	450,139	3%	1	S&P: BBB
Orchard Supply		18,700	0.8%		1,590	0.9%	75,621	0%	1	Not Rated
AON		22,572	0.9%		1,574	0.9%	222,717	1%	1	S&P: A-
AT&T		19,500	0.8%		1,401	0.8%	190,690	1%	1	S&P: A-
Caremark		18,880	0.8%		1,387	0.8%	99,734	1%	1	S&P: BBB+
HCA Patient Account Services		15,483	0.6%		1,371	0.8%	94,137	1%	1	S&P: B+
Boise Paper Holdings		18,390	0.7%		1,328	0.7%	393,971	2%	1	S&P: BB
Trex		16,100	0.7%		1,261	0.7%	337,500	2%	1	Not Rated
C.R. Bard		14,420	0.6%		1,183	0.7%	82,257	1%	1	S&P: A

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 11

COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant (cont.)

(dollars in thousands)

Tenant		Purchase Price	% of Total Purchase Price		Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases	Credit Rating[1]
HD Supply	$	11,250	0.5%	$	1,060	0.6%	62,812	0%	1	S&P: B
L-3 Communications		14,050	0.6%		1,028	0.6%	182,630	1%	1	S&P: BBB-
Lonza America, Inc.		9,315	0.4%		1,019	0.6%	63,659	0%	1	Not Rated
Beltone		12,750	0.5%		932	0.5%	48,911	0%	1	Not Rated
Holy Spirit Hospital		11,650	0.5%		905	0.5%	30,408	0%	1	S&P: BBB+
Lend Lease		5,927	0.2%		889	0.5%	39,921	0%	1	Not Rated
Honeywell		10,400	0.4%		754	0.4%	60,044	0%	1	S&P: A
Fresenius Medical Care		8,472	0.3%		730	0.4%	40,575	0%	6	S&P: BB+
Bestronics		8,000	0.3%		615	0.3%	71,750	0%	1	Not Rated
PPG		4,435	0.2%		469	0.3%	30,304	0%	1	Not Rated
Safelite AutoGlass		4,700	0.2%		432	0.2%	41,792	0%	1	Not Rated
United States Postal Service		2,592	0.1%		419	0.2%	17,461	0%	1	Not Rated
Texas Health Presbyterian		5,500	0.2%		418	0.2%	16,605	0%	1	Not Rated
Stantec		3,500	0.1%		316	0.2%	19,001	0%	1	Not Rated
Dr. Pepper Snapple		3,896	0.2%		304	0.2%	40,410	0%	1	S&P: BBB+
DaVita Dialysis		2,047	0.1%		165	0.1%	6,849	0%	1	Not Rated
General Mills[2]		1,668	0.1%		132	0.1%	0	0%	1	S&P: BBB+
Total	$	2,459,216	100.0%	$	182,032	100.0%	16,001,251	100%	88	

Tenant Composition as a % of Total Rental Revenue


Amazon, 7.8%
Tesoro, 7.5%
F5, 5.4%
Noble Energy, 4.3%
FedEx, 3.8%
Hillshire Brand Company, 3.4%
Allstate Insurance, 3.3%
Church & Dwight Co., 3.2%
PNC Bank, 3.1%
Restoration Hardware, 2.9%
Other, 55.3%

Tenant Composition as a % of Total Rental Revenue


Not Rated, 29.6%
Rated - Investment Grade, 51.5%
Rated - Non-Investment Grade, 18.9%

1. See the Definitions section beginning on page 20.
2. The Company acquired a land parcel for $1.7 million, upon which a 156,780 square foot storage facility will be constructed by the seller for General Mills, Inc.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 12

COLE CAPITAL
Q1 2014
SUPPLEMENTAL
INFORMATION

Portfolio Composition by State

(dollars in thousands)

State		Purchase Price	% of Total Purchase Price		Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet
Texas	$	576,077	23.4%	$	41,521	22.8%	2,576,237	16.1%
New Jersey		239,840	9.8%		18,697	10.3%	1,239,861	7.7%
California		230,103	9.4%		17,301	9.5%	704,930	4.4%
Washington		142,500	5.8%		9,814	5.4%	299,643	1.9%
Illinois		139,018	5.7%		9,204	5.1%	584,267	3.7%
Virginia		132,450	5.4%		8,943	4.9%	1,865,626	11.7%
North Carolina		77,021	3.1%		8,036	4.4%	442,863	2.8%
Colorado		95,701	3.9%		7,151	3.9%	896,955	5.6%
Georgia		86,900	3.5%		6,523	3.6%	438,439	2.7%
Pennsylvania		86,300	3.5%		6,460	3.5%	471,408	2.9%
Top 10 States Sub-Total	**$**	**1,805,909**	**73%**	**$**	**133,650**	**73%**	**9,520,229**	**59%**
Maryland	$	74,100	3.0%	$	5,285	2.9%	1,194,744	7.5%
South Carolina		73,653	3.0%		5,124	2.8%	1,076,154	6.7%
Massachusetts		69,066	2.8%		4,890	2.7%	224,250	1.4%
Nebraska		56,300	2.3%		4,849	2.7%	396,326	2.5%
Iowa		67,155	2.7%		4,814	2.6%	648,693	4.1%
Tennessee		69,050	2.8%		4,666	2.6%	1,016,281	6.4%
Arizona		56,330	2.3%		4,289	2.4%	304,637	1.9%
Missouri		48,159	2.0%		3,626	2.0%	248,618	1.6%
Florida		29,700	1.2%		2,164	1.2%	78,634	0.5%
Louisiana		24,477	1.0%		2,059	1.1%	226,057	1.4%
Ohio		24,485	1.0%		1,996	1.1%	285,938	1.8%
Nevada		16,100	0.7%		1,261	0.7%	337,500	2.1%
Utah		12,750	0.5%		906	0.5%	150,300	0.9%
New York		9,639	0.4%		835	0.5%	125,000	0.8%
Arkansas		5,888	0.2%		421	0.2%	64,211	0.4%
Idaho		5,170	0.2%		370	0.2%	33,394	0.2%
North Dakota		4,308	0.2%		310	0.2%	24,310	0.2%
Oklahoma		2,800	0.1%		200	0.1%	24,313	0.2%
Minnesota		2,508	0.1%		183	0.1%	21,662	0.1%
Michigan		1,668	0.1%		132	0.1%	-	0.0%
Totals	**$**	**2,459,216**	**100%**	**$**	**182,032**	**100%**	**16,001,251**	**100%**

Portfolio Composition by State as a % of Total Rental Revenue


Other, 27%
Texas, 23%
New Jersey, 10%
California, 10%
Washington, 5%
Illinois, 5%
Virginia, 5%
North Carolina, 4%
Colorado, 4%
Georgia, 4%
Pennsylvania, 4%

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 13

American Realty Capital Properties | COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant Industry

(dollars in thousands)

Tenant Industry	Purchase Price	% of Total Purchase Price	Annualized Straight Line Rental Revenue[1]	% of Total Rental Revenue	Square Feet	% of Total Square Feet	# of Leases
Healthcare	$ 406,182	16.5%	$ 31,146	17.1%	1,950,159	12.2%	23
Manufacturing	351,960	14.3%	26,124	14.4%	2,091,943	13.1%	10
Mining and natural resources	339,004	13.8%	23,737	13.0%	1,212,789	7.6%	3
Technology	264,204	10.7%	18,631	10.2%	805,458	5.0%	5
Retail - Wholesale	236,023	9.6%	15,865	8.7%	3,498,811	21.9%	4
Professional services - Other	155,399	6.3%	13,905	7.6%	846,014	5.3%	9
Professional services - Financial	147,800	6.0%	10,590	5.8%	785,476	4.9%	2
Shipping/delivery/warehousing	109,995	4.5%	8,236	4.5%	897,896	5.6%	16
Professional services - Insurance	85,143	3.5%	5,949	3.3%	458,338	2.9%	1
Retail - Home furnishings	74,100	3.0%	5,285	2.9%	1,194,744	7.5%	1
Retail - Vehicle sales/parts/svc	51,274	2.1%	4,490	2.5%	735,819	4.6%	6
Retail - Warehouse clubs	48,673	2.0%	3,922	2.2%	633,836	4.0%	1
Retail - Clothing and accessories	51,250	2.1%	3,638	2.0%	206,362	1.3%	1
Agriculture	44,685	1.8%	3,222	1.8%	198,554	1.2%	1
Government and non-profit	32,292	1.3%	2,583	1.4%	96,095	0.6%	2
Education	23,030	0.9%	1,719	0.9%	122,646	0.8%	1
Retail - Home improvement/garden	18,700	0.8%	1,590	0.9%	75,621	0.5%	1
Information and communications	19,500	0.8%	1,401	0.8%	190,690	1.2%	1
Total	**$ 2,459,216**	**100.0%**	**$ 182,032**	**100.0%**	**16,001,251**	**100%**	**88**

Tenant Industry as a % of Total Rental Revenue


Healthcare, 17.1%
Manufacturing, 14.4%
Mining and natural resources, 13.0%
Technology, 10.2%
Retail - Wholesale, 8.7%
Professional services - Other, 7.6%
Professional services - Financial, 5.8%
Shipping/delivery/ warehousing, 4.5%
Professional services - Insurance, 3.3%
Retail - Home furnishings, 2.9%
Other, 12.4%

1. *See the Definitions section beginning on page 20.*

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 14

Q1 2014 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 15 Lease Expiration Schedule (dollars in thousands) Lease Expiration Schedule as a % of Rental Revenue Total 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter OFFICE Number of leases 56 1 1 1 1 1 2 1 - 11 6 31 Annualized rental income 138,853$ 16$ 469$ 419$ 889$ 1,387$ 1,798$ 2,755$ -$ 15,571$ 9,701$ 105,847$ INDUSTRIAL Number of leases 32 - - - - - 1 2 - 6 12 11 Annualized rental income 43,179$ -$ -$ -$ -$ -$ 180$ 1,839$ -$ 3,584$ 9,249$ 28,327$ TOTAL NUMBER OF LEASES 88 1 1 1 1 1 3 3 - 17 18 42 TOTAL RENTAL INCOME 182,032$ 16$ 469$ 419$ 889$ 1,387$ 1,978$ 4,595$ -$ 19,155$ 18,950$ 134,174$ % of Total 100.0% 0.0% 0.3% 0.2% 0.5% 0.8% 1.1% 2.5% 0.0% 10.5% 10.4% 73.7% Cumulative Total 0.0% 0.3% 0.5% 1.0% 1.7% 2.8% 5.4% 5.4% 15.9% 26.3% 100.0% Expiration Year 0.0% 0.3% 0.2% 0.5% 0.8% 1.1% 2.5% 0.0% 10.5% 10.4% 73.7% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter

American Realty Capital Properties | COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition

(dollars in thousands)

Property Name	Property Type	State	Acquisition Date	Number of Properties	Total Purchase Price	% of Total Purchase Price	Square Feet	Occupancy	Year Built	Remaining Lease Term (Years)	Annualized Straight Line Rental Revenue[1]
Office:											
MiniMed	Office	Texas	6/30/2011	1	$ 32,850	1.3%	145,025	100%	2009	6.6	$ 2,755
Safelite AutoGlass	Office	Ohio	4/30/2012	1	4,700	0.2%	41,792	100%	1999	8.2	432
United Launch Alliance	Office	Colorado	7/31/2012	1	32,550	1.3%	167,917	100%	2000	8.4	2,486
HCA Patient Account Services	Office	Texas	9/27/2012	1	15,483	0.6%	94,137	100%	1999	7.8	1,371
Honeywell	Office	South Carolina	11/30/2012	1	10,400	0.4%	60,044	100%	2007	8.5	754
Coliseum Centre	Office	North Carolina	12/19/2012	1	42,171	1.7%	284,039	100%	1990	8.2	5,439
Fresenius	Office	Louisiana	1/18/2013	1	1,112	0.0%	5,900	100%	2001	8.8	96
Fresenius	Office	Louisiana	1/18/2013	1	1,008	0.0%	6,083	100%	2002	8.8	90
Fresenius	Office	Louisiana	1/18/2013	1	1,218	0.0%	7,350	100%	2005	8.8	103
Fresenius	Office	Louisiana	1/18/2013	1	1,536	0.1%	8,000	100%	2000	8.8	132
Fresenius	Office	Louisiana	1/18/2013	1	1,432	0.1%	5,882	100%	2000	8.8	124
Fresenius	Office	Louisiana	1/18/2013	1	2,167	0.1%	7,360	100%	2007	8.8	184
PNC Bank	Office	Pennsylvania	3/13/2013	1	74,650	3.0%	441,000	100%	2000	10.8	5,555
F5	Office	Washington	4/8/2013	1	142,500	5.8%	299,643	100%	2000	8.3	9,814
Evonik	Office	New Jersey	4/23/2013	1	32,352	1.3%	150,500	100%	1985	9.7	3,903
Sanofi US	Office	New Jersey	4/26/2013	1	72,315	2.9%	205,439	100%	2011	12.3	5,119
Stantec	Office	California	4/30/2013	1	3,500	0.1%	19,001	100%	1991	8.9	316
Hillshire Brands	Office	Illinois	5/17/2013	1	97,500	4.0%	233,869	100%	1947	13.8	6,221
HD Supply	Office	Texas	5/21/2013	1	11,250	0.5%	62,812	100%	2005	11.3	1,060
Harvard Vanguard	Office	Massachusetts	6/12/2013	1	24,366	1.0%	49,250	100%	2013	16.3	1,710
Men's Warehouse	Office	Texas	6/24/2013	1	51,250	2.1%	206,362	100%	2006	13.4	3,638
Texas Health Presbyterian	Office	Texas	6/27/2013	1	5,500	0.2%	16,605	100%	2013	9.3	418
Allstate Insurance	Office	Texas	6/27/2013	1	85,143	3.5%	458,338	100%	1990	11.3	5,949
Duke University Healthcare Systems	Office	North Carolina	8/5/2013	1	32,700	1.3%	126,225	100%	2010	10.4	2,418
AT&T	Office	Texas	8/8/2013	1	19,500	0.8%	190,690	100%	1998	11.4	1,401
Bestronics	Office	California	9/10/2013	1	8,000	0.3%	71,750	100%	1996	4.9	615
Acxiom	Office	California	9/10/2013	1	36,125	1.5%	62,721	100%	2008	11.7	2,464
DeVry University	Office	Arizona	9/10/2013	1	23,030	0.9%	122,646	100%	1983	10.2	1,719
Caremark	Office	Arizona	9/10/2013	1	18,880	0.8%	99,734	100%	2000	4.8	1,387
CR Bard	Office	Arizona	9/10/2013	1	14,420	0.6%	82,257	100%	1981	5.0	1,183
Orachard Supply	Office	California	9/20/2013	1	18,700	0.8%	75,621	100%	1984	12.6	1,590
CSG International	Office	Nebraska	9/30/2013	1	45,300	1.8%	202,566	100%	2012	10.5	3,900
DaVita Dialysis	Office	Texas	9/30/2013	1	2,047	0.1%	6,849	100%	1977	12.3	165
Noble Energy	Office	Texas	10/11/2013	1	114,750	4.7%	497,477	100%	1998	14.1	7,871
FedEx	Office	Colorado	11/1/2013	1	30,050	1.2%	155,808	100%	2001	10.6	2,156
TGS-NOPEC	Office	Texas	11/1/2013	1	29,937	1.2%	97,295	100%	2013	11.5	2,148
Lattice Semiconductor	Office	California	11/8/2013	1	33,000	1.3%	98,874	100%	1985	12.5	2,446
Beltone	Office	Illinois	11/12/2013	1	12,750	0.5%	48,911	100%	2005	9.8	932
Magellan Health	Office	Missouri	11/13/2013	1	45,800	1.9%	232,521	100%	2003	10.8	3,454
ServiceNow	Office	California	11/15/2013	1	63,278	2.6%	148,866	100%	1982	10.1	4,626
Tesoro	Office	Texas	12/9/2013	1	194,318	7.9%	618,017	100%	2008	15.2	13,717
Skinmedica	Office	California	12/17/2013	1	23,500	1.0%	81,712	100%	1998	13.1	1,767
Primerica	Office	Georgia	12/19/2013	1	73,150	3.0%	344,476	100%	2013	14.3	5,035
Holy Spirit Hospital	Office	Pennsylvania	12/19/2013	1	11,650	0.5%	30,408	100%	2013	14.0	905
Dupont Pioneer	Office	Iowa	12/19/2013	1	44,685	1.8%	198,554	100%	2011	12.8	3,222
Church & Dwight Co.	Office	New Jersey	12/23/2013	1	86,500	3.5%	250,086	100%	2012	19.2	5,752
Red Hat	Office	Massachusetts	12/26/2013	1	44,700	1.8%	175,000	100%	2008	11.2	3,180
Secret Service	Office	Florida	1/10/2014	1	29,700	1.2%	78,634	100%	2003	10.8	2,164
Advance Bionics	Office	California	1/15/2014	1	44,000	1.8%	146,385	100%	2008	10.6	3,477
PPG	Office	Georgia	2/25/2014	1	13,750	0.6%	93,963	100%	2001	8.6	1,488
Office Total/Weighted Average Remaining Lease Term				**50**	**$ 1,861,170**	**75.7%**	**7,314,394**	**100%**		**11.7**	**$ 138,853**

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 16

American Realty Capital Properties · COLE · CAPITAL

Q1 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition (cont.)

(dollars in thousands)

Property Name	Property Type	State	Acquisition Date	Number of Properties	Total Purchase Price	% of Total Purchase Price	Square Feet	Occupancy	Year Built	Remaining Lease Term (Years)	Annualized Straight Line Rental Revenue[1]
Industrial:											
Dr. Pepper | Snapple	Industrial	Illinois	4/5/2012	1	$ 3,896	0.2%	40,410	100%	2004	9.9	$ 304
American Tire Distributors	Industrial	Colorado	9/28/2012	1	8,311	0.3%	125,060	100%	2012	9.5	715
Elizabeth Arden	Industrial	Virginia	11/9/2012	1	23,500	1.0%	399,182	100%	1991	9.5	1,840
Toro	Industrial	Iowa	12/17/2012	1	22,470	0.9%	450,139	100%	2012	13.8	1,593
Amazon	Industrial	South Carolina	12/17/2012	1	63,253	2.6%	1,016,110	100%	2012	13.5	4,370
AON	Industrial	Illinois	12/21/2012	1	22,572	0.9%	222,717	100%	2000	8.8	1,574
FedEx	Industrial	Utah	12/27/2012	1	12,750	0.5%	150,300	100%	2012	8.5	906
FedEx	Industrial	North Carolina	3/12/2013	1	2,150	0.1%	32,599	100%	1987	5.7	180
FedEx	Industrial	Oklahoma	4/5/2013	1	2,800	0.1%	24,313	100%	2012	8.4	200
FedEx	Industrial	Idaho	5/20/2013	1	5,170	0.2%	33,394	100%	2006	8.5	370
FedEx	Industrial	Ohio	5/20/2013	1	5,062	0.2%	43,824	100%	2006	8.5	362
FedEx	Industrial	Illinois	6/10/2013	1	2,300	0.1%	38,360	100%	1996	9.3	173
FedEx	Industrial	Missouri	7/2/2013	1	2,359	0.1%	16,097	100%	2012	8.3	172
FedEx	Industrial	Ohio	7/3/2013	1	6,423	0.3%	75,262	100%	2013	8.9	462
FedEx	Industrial	Colorado	7/30/2013	1	6,400	0.3%	54,199	100%	2013	9.2	465
BJ's Wholesale Club	Industrial	New Jersey	7/30/2013	1	48,673	2.0%	633,836	100%	2001	19.4	3,922
Amazon	Industrial	Virginia	7/31/2013	1	81,250	3.3%	1,016,281	100%	2012	13.5	5,236
Amazon	Industrial	Tennessee	7/31/2013	1	69,050	2.8%	1,016,281	100%	2012	13.5	4,666
Trex	Industrial	Nevada	8/16/2013	1	16,100	0.7%	337,500	100%	2007	11.2	1,261
FedEx	Industrial	North Dakota	8/27/2013	1	4,308	0.2%	24,310	100%	2013	9.2	310
American Tire Distributors	Industrial	New York	9/6/2013	1	9,639	0.4%	125,000	100%	2013	9.3	835
Boise Paper Holdings	Industrial	Colorado	9/10/2013	1	18,390	0.7%	393,971	100%	1974	6.3	1,328
FedEx	Industrial	Minnesota	9/16/2013	1	2,508	0.1%	21,662	100%	2013	9.2	183
L-3 Communications	Industrial	Texas	11/25/2013	1	14,050	0.6%	182,630	100%	1988	9.4	1,028
FedEx	Industrial	Arkansas	11/27/2013	1	5,888	0.2%	64,211	100%	2013	9.3	421
American Tire Distributors	Industrial	Nebraska	12/12/2013	1	11,000	0.4%	193,760	100%	1971	9.3	949
Restoration Hardware	Industrial	Maryland	12/18/2013	1	74,100	3.0%	1,194,744	100%	2008	13.9	5,285
McKesson Corp.	Industrial	Virginia	12/18/2013	1	27,700	1.1%	450,163	100%	2013	9.2	1,866
American Tire Distributors	Industrial	Ohio	12/20/2013	1	8,300	0.3%	125,060	100%	2013	10.8	740
FedEx	Industrial	Louisiana	12/20/2013	1	6,680	0.3%	60,335	100%	2010	6.4	511
American Tire Distributors	Industrial	Louisiana	3/31/2014	1	9,324	0.4%	125,147	100%	2014	9.9	818
General Mills[2]	Industrial	Michigan	2/28/2014	1	1,668	0.1%	0	100%	2014	0.3	132
Industrial Total/Weighted Average Remaining Lease Term				**32**	**$ 598,046**	**24.3%**	**8,686,857**	**100%**		**12.2**	**$ 43,179**
Total/Weighted Average Remaining Lease Term				**82**	**$ 2,459,216**	**100.0%**	**16,001,251**	**100%**		**11.8**	**$ 182,032**

1. See the Definitions section beginning on page 20.
2. The Company acquired a land parcel for $1.7 million, upon which a 156,780 square foot storage facility will be constructed by the seller for General Mills, Inc.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 17

Q1 2014 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 18 Top Tenant Descriptions 1. See the Definitions section beginning on page 20. AMAZON Acquisition Dates: December-12 July-13 Square Feet: 3,048,672 Percent of Total Revenue: 7.8% Tenant Credit Rating:1 AA- TESORO Acquisition Date: December-13 Square Feet: 618,017 Percent of Total Revenue: 7.5% Tenant Credit Rating:1 BB+ F5 NETWORKS Acquisition Date: April-13 Square Feet: 298,962 Percent of Total Revenue: 5.4% Tenant Credit Rating:1 Not Rated NOBLE ENERGY Acquisition Date: October-13 Square Feet: 497,477 Percent of Total Revenue: 4.3% Tenant Credit Rating:1 BBB FEDEX Acquisition Dates: Various Square Feet: 794,674 Percent of Total Revenue: 3.8% Tenant Credit Rating:1 BBB Tesoro Corporation is one of the largest independent petroleum refiners and marketers in the United States. The Company primarily engages in the manufacturing and sale of transportation fuels. As of the fiscal year ended December 31, 2013, the Company employed more than 7,000 full-time employees. Tesoro is a public company and trades on the New York Stock Exchange under the symbol 'TSO'. F5 Networks, Inc. provides application delivery networking technology that secures and optimizes the delivery of network-based-applications. The company sells its products to enterprise customers and service providers through various channels, including distributors, value-added resellers, and system integrators. F5 Networks, Inc. was founded in 1996 and is headquartered in Seattle, Washington. FedEx Corporation provides a broad portfolio of transportation, e-commerce and business services. The company segregates its operations into four business units: (i) FedEx Express is the world's largest express transportation company; (ii) FedEx Ground is a leading North American provider of small- package ground delivery services; (iii) FedEx Freight is a leading North American provider of less-than- truckload freight services; and (iv) FedEx Services provides the other three segments with sales, marketing, IT, communication and back-office support. Amazon.com, Inc. is a Seattle, Washington-based internet retailer that offers thousands of goods and services through an online marketplace. The Company serves four customer buckets: consumers, sellers, enterprises, and content creators. Revenue is earned from vendor-purchased goods, services, and fees from third-party retailer sales. Service-based revenues are derived from Amazon Web Services, fulfillment, publishing, digital content subscriptions, advertising, and co-branded credit cards. Noble Energy, Inc. is a leading independent energy company engaged in worldwide oil and gas exploration and production. Noble searches for crude oil and natural gas both onshore and offshore, and seeks to acquire exploration rights and conduct exploration activities on an international scale. The company’s activities include geophysical and geological evaluation and exploratory drilling. Properties consist of primary interests in developed and undeveloped crude oil and natural gas leases and concessions. The company also owns natural gas processing plants and natural gas gathering and other crude oil and natural gas-related pipeline systems which are primarily used in the processing and transportation of crude oil, natural gas and NGL (natural gas liquids).

American Realty Capital Properties
COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

Top Tenant Descriptions

HILLSHIRE BRANDS COMPANY

The Hillshire Brands Company is a leader in various meat products sold within the retail and foodservice markets. The company was formerly known as The Sara Lee Corporation, and adopted its current name in June 2012 concurrent with a transformation of its business whereby it spun-off its international coffee and tea business into an independent, publicly traded Dutch company named D.E Master Blenders. Immediately after the spin-off, the company changed its name to The Hillshire Brands Company.

Acquisition Date:	May-13
Square Feet:	233,869
Percent of Total Revenue:	3.4%
Tenant Credit Rating:[1]	BBB

ALLSTATE INSURANCE

The Allstate Corporation serves as the holding company for Allstate Insurance Company. Allstate's business is conducted principally through the tenant, Allstate Life Insurance Company, and their affiliates. The company is primarily engaged in the personal property and casualty insurance business and the life insurance, retirement and investment products business. The vast majority of operations are conducted in the United States.

Acquisition Date:	June-13
Square Feet:	458,338
Percent of Total Revenue:	3.3%
Tenant Credit Rating:[1]	A-

CHURCH & DWIGHT CO.

Church & Dwight Co., Inc. develops, manufactures and markets a broad range of household, personal care and specialty products. The company sells its consumer products under a variety of brands through a broad distribution platform that includes supermarkets, mass merchandisers, wholesale clubs, drugstores, convenience stores, dollar, pet and other specialty stores and websites, all of which sell the products to retail consumers. The company also sells specialty products to industrial customers and distributors. Among the company's most recognized brands are: Arm & Hammer; Trojan condoms; XTRA laundry detergent; Oxiclean stain removers; Nair depilatories; First Response home pregnancy kits; Orajel analgesics; and Spinbrush battery-operated toothbrushes.

Acquisition Date:	December-13
Square Feet:	250,086
Percent of Total Revenue:	3.2%
Tenant Credit Rating:[1]	BBB+

PNC BANK

PNC Bank operates as a diversified financial services company in the United States and internationally. PNC serves corporations, government and not-for-profit entities, middle-market companies, and institutional and retail clients through its branch network, call centers and online banking channels. PNC is headquartered in Pittsburgh, and the company is listed on the New York Stock Exchange under the ticker symbol 'PNC'.

Acquisition Date:	March-13
Square Feet:	441,000
Percent of Total Revenue:	3.1%
Tenant Credit Rating:[1]	A

RESTORATION HARDWARE

Restoration Hardware Holdings, Inc. sells furniture and related home goods across multiple channels of distribution, consisting of stores, catalogs and a website. As of February 1, 2014, the company operated a total of 70 retail stores, consisting of 62 galleries, 5 full line design galleries and 3 baby & child galleries, as well as 17 outlet stores throughout the United States and Canada. In addition, the company distributed approximately 12.3 million source book catalogs, and the website logged over 22.2 million unique visits.

Acquisition Date:	December-13
Square Feet:	1,194,744
Percent of Total Revenue:	2.9%
Tenant Credit Rating:[1]	Not Rated

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 19

Q1 2014 SUPPLEMENTAL INFORMATION COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 20 Definitions NON-GAAP FINANCIAL DISCLOSURES FFO, MFFO and AFFO Funds From Operations (“FFO”) is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and widely recognized by investors as one measure of operating performance of a real estate company. The FFO calculation excludes items such as real estate depreciation and amortization. Depreciation and amortization as applied in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and the Company believes the view of many industry investors, that the presentation of operating results for real estate companies by using the historical cost accounting method alone is insufficient. The Company computes FFO in accordance with NAREIT’s definition. The Company uses Modified Funds from Operations (“MFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. MFFO, as defined by the Company, excludes from FFO acquisition related costs that are required to be expensed in accordance with GAAP. The Company’s management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of the Company’s portfolio over time. In addition to FFO and MFFO, the Company uses Adjusted Funds from Operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from MFFO items such as straight-line rental revenue and certain charges such as amortization of intangibles. The Company’s management believes that excluding these costs from MFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of the Company’s portfolio over time, including after the Company ceases to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of the Company’s operations with traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of the Company’s performance with that of other non- traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded and non-traded REITs, and the Company believes often used by investors for comparison purposes. For all of these reasons, the Company believes FFO, MFFO, and AFFO, in addition to net income and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which the Company’s management evaluates the performance of the Company over time. However, not all REITs calculate FFO, MFFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO, MFFO and AFFO should not be considered as alternatives to net income or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund the Company’s cash needs. MFFO and AFFO may provide investors with a view of the Company’s future performance and of the sustainability of the Company’s current distributions policy. However, because MFFO and AFFO excludes items that are an important component in an analysis of the historical performance of a property, MFFO and AFFO should not be construed as a historic performance measure. Neither the Securities and Exchange Commission, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate MFFO and AFFO and its use as a non-GAAP financial performance measure. EBITDA EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for acquisition related expenses which are considered non-recurring. The Company excludes these items from EBITDA as they are not the primary drivers in the Company’s decision making process. In addition, the Company’s assessment of the Company’s operations is focused on long-term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows. The Company believes that EBITDA is a useful supplemental measure to investors for assessing the performance of the Company’s business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, EBITDA should not be considered as an alternative to net income or as an indicator of the Company’s financial performance. The Company uses EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company’s strategies. EBITDA may not be comparable to similarly titled measures of other companies.

COLE CAPITAL
Q1 2014 SUPPLEMENTAL INFORMATION

Definitions

Annualized Straight-Line Rental Revenue

Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

Credit Rating

S&P credit rating may reflect the credit rating of the parent company or a guarantor. The weighted average credit rating is calculated by purchase price of all S&P rated tenants in the portfolio.

Net Operating Income

Net operating income ("NOI") is a non-GAAP financial measure equal to net income attributable to the Company, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, acquisition, and transaction costs, depreciation and amortization and interest expense, and interest and other income. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the operating level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

NOI GAAP Reconciliation

(dollars in thousands)

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
RECONCILIATION OF NOI:					
Net income (loss)	$ 9,924	$ (16,906)	$ (7,713)	$ (12,982)	$ (3,304)
Interest and other income	(47)	(506)	(21)	(8)	(5)
Interest expense	6,524	5,109	3,113	3,057	1,749
Operating income (loss)	16,401	(12,303)	(4,621)	(9,933)	(1,560)
Depreciation	14,053	10,048	7,028	4,194	1,846
Amortization	5,803	4,098	2,854	1,754	831
Acquisition related expenses	2,410	24,383	11,754	14,181	3,756
Advisory fees and expenses	4,713	3,604	2,387	1,378	680
General and administrative expenses	1,539	2,332	1,746	1,002	663
NOI	**$44,919**	**$ 32,162**	**$21,148**	**$ 12,576**	**$ 6,216**

COLE CAPITAL
2325 EAST CAMELBACK ROAD, SUITE 1100, PHOENIX, AZ 85016 | WWW.COLECAPITAL.COM
COLE CAPITAL: AN AMERICAN REALTY CAPITAL PROPERTIES COMPANY
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